UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

 Date of Report (Date of earliest event reported) June 3, 2002

         Big Equipment Services, Inc. (OTCBB: BEQS)
     (Exact name of Registrant as specified in charter)


             Nevada                 0-33417            88-0451534
(State or other jurisdiction      (Commission       (I.R.S. Employer
       of incorporation)          File Number)       Identification)

456 E. Mission Road, Suite 100, San Marcos, CA            92069
 (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:   (760) 736-2101

         120 N. Pacific Street, Suite L11, San Marcos, CA
   (Former name or former address, if changed, since last report)


ITEM 1, 2, 3 - NOT APPLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective June 3, 2002, our board of directors approved a change in the company's independent auditors. Previously, the independent auditing firm of G. Brad Beckstead, CPA had issued reports covering the quarter ended March 31, 2002 on Big Equipment Services, Inc. None of the reports of G. Brad Beckstead, CPA on the financial statements of Big Equipment Services, Inc. for the past two years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Although audited statements prepared by G. Brad Beckstead, CPA contained a going concern qualification, such financial statements did not contain any adjustments for uncertainties stated therein, nor have there been at any time, disagreements between Big Equipment Services, Inc. and
G. Brad Beckstead, CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.


/1/


     We retained the accounting firm of Becker & Company, CPAs to serve as our independent accountants to review our financial statements beginning with the quarter ended June 30, 2002. This engagement was effective June 3, 2002.
Prior to its engagement as our independent auditors, Becker & Company, CPAs had not been consulted by us either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on our financial statements or on any other matter that was the subject of any prior disagreement between us and our previous certifying accountants.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     As of August 1, 2002, the Company changed its address.
The Company's new address is 456 E. Mission Road, Suite 100,
San Marcos, CA 92069.  The Company's new phone number is
(760) 736-2101.

ITEM 6 - NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Exhibit No. 1: Letter from G. Brad Beckstead, CPA

ITEM 8, 9 - NOT APPLICABLE



SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 6, 2002
      ---------------



                         Big Equipment Services, Inc.




                         By:  /s/ Frank Iannuzzi
                             -----------------------------
                             Frank Iannuzzi, President/CEO


/2/


G. Brad Beckstead
Certified Public Accountant
                                    330 E. Warm Springs Road
                                         Las Vegas, NV 89119
                                                702.257.1984
                                          702.362.0540 (fax)




August 7, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen/Madams:

I was previously principal accountant for Big Equipment Services, Inc. (the "Company") and reported on the financial statements of the Company for the years ended December 31, 2001 and 2000. Effective August 6, 2002, my appointment as principal accountant was terminated. I have read the Company's statements included under Item 4 of its Form 8-K dated August 6, 2002 and I agree with such statements, except that I am not in a position to agree or disagree with the Company's statement that the change was approved by the Board of Directors. I was aware that the Company engaged Becker & Company, CPAs, the successor CPA firm, on June 3, 2002 without timely filing of this Form 8-K, and that the successor firm has performed the review of the quarter ended June 30, 2002 prior to the filing of the Form 8-K.



Sincerely,

/s/ Brad Beckstead

G. Brad Beckstead, CPA


/3/